4th Quarter 2022 Earnings Supplement January 25, 2023

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and rising interest rates; the adverse effects of the COVID-19 pandemic virus (and ongoing pandemic variants) on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program ("PPP") and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to achieve the objectives of our RISE2020 initiative; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service ("BaaS") initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic viruses and diseases, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index and uncertainties regarding potential alternative reference rates, including the Secured Overnight Financing Rate ("SOFR"); negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board ("PCAOB"), the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. Strong Hawaii Economic Position Tourism Visitor arrivals 2022 compared to 2019 91% Employment Unemployment Rate November 2022 3.3% Housing Oahu Median Single- Family Home Price 2022Y $1.1 Mil FACTORS FOR A FAVORABLE HAWAII OUTLOOK Rebound in International visitors expected • Japanese visitors to Hawaii expected to increase with travel restrictions lifted and strengthening yen Military spending serves a prominent and growing role in Hawaii’s economy • Defense spending in Hawaii totaled $7.9 billion in 2021 or 8.3% of Hawaii’s GDP • Hawaii based U.S. Indo-Pacific Command oversees the military’s largest theater of operations Continued housing strength and development • Significant home construction ongoing with two major master-planned community projects being built in West Oahu totaling over 15,000 homes

4Central Pacific Financial Corp. 4th Quarter 2022 Financial Highlights • Highest quarterly net income and EPS compared to prior 3 quarters • Strong loan growth and deposit growth • Net interest income grew by $0.9 million from the prior quarter • NIM excluding PPP, increased 3 bps sequential quarter • Pre-tax, pre-provision earnings, excluding PPP was $93.9 million in the 2022 year, an increase of 45% compared to the 2021 year* 4Q 2022 3Q 2022 2022Y NET INCOME / DILUTED EPS $20.2 Mil / $0.74 $16.7 Mil / $0.61 $73.9 Mil / $2.68 RETURN ON ASSETS (ROA) 1.09% 0.91% 1.01% RETURN ON EQUITY (ROE) 18.30% 14.49% 15.47% TOTAL LOAN GROWTH +$133 Mil (+2.5%) +$121 Mil (+2.3%) +$454 Mil (+8.9%) TOTAL DEPOSIT GROWTH +$180 Mil (+2.7%) -$65 Mil (-1.0%) +$97 Mil (+1.5%) NET INTEREST MARGIN (NIM) 3.17% 3.16% (excl PPP)* 3.17% 3.13% (excl PPP)* 3.09% 3.05% (excl PPP)* * Excludes $0.1 Mil, $0.7 Mil and $3.6 Mil in net PPP interest and fees in 4Q22, 3Q22 and 2022Y respectively. Also excludes $3.6 Mil, $12.4 Mil and $29.2 Mil in average PPP balances from interest earning assets in 4Q22, 3Q22 and 2022Y respectively. Refer to the Earnings Press Release Table 10 for the reconciliation of non-GAAP financial measures.

5Central Pacific Financial Corp. Consistent Loan Growth Total loans grew by $454 Mil or 8.9% in 2022 Strong and diverse loan portfolio, with over 75% secured by real estate • Loan market share increased from 13% to 15% in the last 5 years* • Weighted average LTVs of 65% for Residential Mortgage, 61% for Home Equity and 60% for Commercial Mortgage • Strong Consumer credit quality with weighted average origination FICO of 741 for Hawaii Consumer and 740 for Mainland Consumer • Mainland loan portfolio purchase/participation strategy provides geographic diversification and higher risk-adjusted yields * Market share among the 4 largest Hawaii banks (Bank of Hawaii, First Hawaiian Bank, American Savings Bank and Central Pacific Bank). Source: S&P Global. 3,000 3,500 4,000 4,500 5,000 5,500 6,000 2016 2017 2018 2019 2020 2021 2022 $ M ils Loan Balances Outstanding-Excluding PPP $5.55B C&I 10% Construction 3% Residential Mortgage 35% Home Equity 13% Coml Mortgage 25% Consumer 14% Loan Portfolio Composition as of December 31, 2022

6Central Pacific Financial Corp. Solid Low-Cost Core Deposit Portfolio • Strong deposit portfolio consisting of 90% core deposits and a total deposit cost of 0.41% in the 4Q 2022 • Total interest-bearing deposit repricing beta only 15% in the current Fed tightening cycle 4,000 4,500 5,000 5,500 6,000 6,500 7,000 2016 2017 2018 2019 2020 2021 2022 $ M ils Total Deposits $6.7B Noninterest Bearing Demand 31% Interest Bearing Demand 21% Savings & Money Market 33% Time 15% Deposit Portfolio Composition as of December 31, 2022

7Central Pacific Bank Strong Asset Quality Low and stable levels of problem loans 0.03% 0.03% 0.02% 0.03% 0.03% 4Q21 1Q22 2Q22 3Q22 4Q22 Delinquencies/Total Loans 1.50% 1.53% 1.75% 1.39% 1.39% 4Q21 1Q22 2Q22 3Q22 4Q22 Criticized/Total Loans 0.12% 0.10% 0.09% 0.08% 0.09% 4Q21 1Q22 2Q22 3Q22 4Q22 NPAs/Total Loans -0.07% 0.03% 0.08% 0.12% 0.12% 4Q21 1Q22 2Q22 3Q22 4Q22 Annualized NCO/Avg Loans

8Central Pacific Bank Strong Credit Profile to Weather a Recession Key Strength Factors: • Loan portfolio is over 75% secured by real estate with strong LTVsReal Estate Focus • 83% of total loan portfolio is in Hawaii • Hawaii real estate values are exceptionally strong and have a track record of outperforming the nation during past recessions Majority of Loans in Hawaii • Tighter LTV standards compared to regulatory requirements • Loan amounts >$500K fully underwritten with well-defined credit standards, including repayment capacity Conservative Underwriting • Total portfolio as of 12/31/22 of $452 million or just 8.1% of total loans* • Strong origination FICO scores 740+ • Purchases must meet CPB’s internal underwriting guidelines • Portfolio is granular and well diversified by originator and state Managed Mainland Consumer Risk * Data for total mainland consumer loan portfolio, including auto, home improvement and unsecured.

9Central Pacific Financial Corp. Mainland Consumer Portfolio – Managed Risk Strong Credit Criteria • Purchases adhere to CPF’s strong credit criteria • Weighted average credit scores at origination 740+ FICO Diversified • Portfolio consists of Auto ($136MM, 30%) Home Improvement ($133MM, 30%) and Unsecured ($183MM, 40%) • Home improvement: borrowers are homeowners who are shown to have better credit risk; majority are solar PV loans with ability to turn service off • YTD 12/31/22 NCO %: Auto 0.35%, Home Improvement 0.84%, Unsecured 1.07% • Loans are geographically diversified and granular with average loan amounts of ~$12K for unsecured Managed Losses • Loans are underwritten based on stressed losses at approximately 3 times current loss levels • In the Great Financial Crisis, industry wide consumer loan loss rates peaked at ~1.6% in 2009* Limiting Exposure • Out of abundance of caution, new home improvement and unsecured consumer purchases have ceased during the 4Q 2022 * Seasonally adjusted non-credit card consumer loan charge-off rate for U.S. commercial banks excluding the top 100 largest asset banks. Source: federalreserve.gov

10Central Pacific Financial Corp. Allowance for Credit Losses • $1.0 million provision for credit loss on loans in 4Q22 driven by loan growth and net charge-offs; partially offset by a $0.4 million credit to the reserve for unfunded commitments, for a total provision for credit loss of $0.6 million • ACL coverage ratio at 1.15% for 4Q22 * Public banks $3-10 billion in total assets, source: S&P Global. $ Millions 4Q21 1Q22 2Q22 3Q22 4Q22 Beginning Balance 74.6 68.1 64.8 65.2 64.4 Less: Net charge-offs (Recoveries) (0.9) 0.4 1.0 1.6 1.7 Plus: Provision (Credit) for Credit Losses (7.4) (2.9) 1.4 0.7 1.0 Ending Balance 68.1 64.8 65.2 64.4 63.7 Coverage Ratio (ACL to Total Loans, excl PPP) 1.36% 1.26% 1.23% 1.19% 1.15% Coverage Ratio Peers ($3-10 Billion in Assets) 1.24% 1.22% 1.24% 1.22%

111Central Pacific Financial Corp. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As of December 31, 2022 Regulatory Minimum Well-Capitalized CPF 13.5% 10.5% Solid Capital Position 8.5% STRONG CAPITAL AND SHAREHOLDER RETURN • Maintained quarterly cash dividend at $0.26 per share which will be payable on March 15, 2023 • Consistent history of dividend growth, with attractive dividend yield of 5.13% compared to peer average of 2.44%* • Repurchased 241,203 shares in the 4Q 2022, and returned $49.2 million in capital in 2022Y to shareholders through cash dividends and share repurchases • New Board share repurchase authorization approved for up to $25 million in common stock repurchases * Dividend yield based on annualized dividend paid in 4Q 2022 and market price as of 12/30/2022. Peers includes U.S. Public banks with total assets $3-10 billion. Source: S&P Global $195 Mil capital cushion to well capitalized minimum $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 Cash Dividends Declared per Common Share

Appendix

13Central Pacific Financial Corp. Central Pacific Bank recognized by Newsweek and Forbes – Best Bank in Hawaii* * Newsweek ranked CPB best small bank in Hawaii for 2023. Forbes named CPB best bank in Hawaii for 2022.

14Central Pacific Financial Corp. Environmental, Social & Governance (ESG) 2021 ESG report published in early 2022 can be viewed here: https://www.cpb.bank/esg

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